SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

________________

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):                                                    September 22, 2015

CIRRUS LOGIC, INC.
(Exact name of Registrant as specified in its charter)

Delaware	0-17795	77-0024818
(State or Other Jurisdiction of	(Commission	(IRS Employer
Incorporation or Organization)	File Number)	Identification No.)

800 West Sixth Street, Austin, TX	78701
(Address of Principal Executive Offices)	(Zip Code)

Registrant's telephone number, including area code:  (512) 851-4000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 - Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangement of Certain Officers.

Base Salary Adjustments

On September 22, 2015, as part of its annual review of executive compensation, the Compensation Committee (the “Committee”) of the Board of Directors of Cirrus Logic, Inc. (the “Company”) approved the following salary increases effective immediately for the Company’s named executive officers:

Named Executive Officer	Position	Prior Salary	New Salary
Jason P. Rhode	President and Chief Executive Officer	$625,000	$690,000
Thurman K. Case	Chief Financial Officer, Vice President of Finance	$307,400	$338,000
Rashpal Sahota	Vice President and Audio General Manager, Cirrus Logic International	$276,623(1)	$305,000(1)

(1) The amount reflected was converted from pound sterling to U.S. dollars using a conversion of $1.53 per pound sterling.

Amendment to the 2007 Management and Key Individual
Contributor Incentive Plan, as amended on May 28, 2013

In addition, the Committee amended Schedule A of the 2007 Management and Key Individual Contributor Incentive Plan, as amended on May 28, 2013, and filed with Registrant’s Report on Form 10-K for the fiscal year ended March 30, 2013, which was filed with the SEC on May 29, 2013.  In particular, the Target Incentive Factors for each six-month plan cycle (as shown in Schedule A) were amended as follows:

Level                            Target Incentive Factor

CEO                                     65%

Direct Reports to the CEO at the
Vice President Level and above    32.5%

Other Management and
Key Individual Contributors    5 – 32.5%

The Committee increased the base salaries and target incentive factors for Dr. Rhode and the named executive officers in recognition of the Company’s performance over the prior 12 months along with their individual performance.  The Committee further factored into its analysis the Committee’s decision last year to maintain the bases salaries of our CEO and CFO at their then current salary levels.   The changes approved by the Committee also reflect the Committee’s objective of bringing our executive officer’s targeted total cash compensation (including salary and target incentive plan payout) toward the 50th percentile of targeted total cash compensation for positions of similar scope and responsibility at the Company’s peer companies. Prior to the salary increases, the targeted total cash compensation for Dr. Rhode and the named executive officers was generally well below the 50th percentile of the targeted total cash compensation for positions of similar scope and responsibility at the Company’s peer companies.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

CIRRUS LOGIC, INC.

Date: September 25, 2015	By:	/s/ Gregory S. Thomas
	Name:	Gregory S. Thomas
	Title:	Vice President, General Counsel and
Corporate Secretary